OPPENHEIMER Currency Opportunities Fund Summary Prospectus June 29, 2010
NYSE Ticker Symbols
Class A	OCOAX
Class C	OCOCX
Class N	OCONX
Class Y	OCOYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/CurrencyOpportunitiesFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated June 29, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CurrencyOpportunitiesFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $100,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Class A Shares - Reduced Class A Sales Charges" on page 23 of the Fund's prospectus and in the sections "How to Buy Shares-Reduced Sales Charges" on page 53 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	3.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses[1]	0.49%	0.44%	0.44%	0.42%
Acquired Fund Fees and Expenses[1]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.39%	2.09%	1.59%	1.07%
Fee Waiver and Expense Reimbursement[2]	-0.29%	-0.24%	-0.24%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.10%	1.85%	1.35%	0.85%

1. "Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

2. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain of its expenses so that total expenses will not exceed 1.10% of average annual net assets for Class A shares, 1.85% for Class C shares, 1.35% for Class N shares and 0.85% for Class Y shares. The Manager has also agreed to voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. These fee waivers and reimbursements may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed		If shares are not redeemed
	1 Year	3 Years	1 Year	3 Years
Class A Shares	$459	$750	$459	$750
Class C Shares	$290	$638	$190	$638
Class N Shares	$238	$482	$138	$482
Class Y Shares	$87	$320	$87	$320

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. On the date of this filing, the Fund had not yet commenced operations.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of the value of its assets (plus borrowings for investment purposes) in investments that create foreign currency exposure. The Fund mainly does so by investing in short-term fixed-income instruments (also referred to as "debt securities") and currency derivatives. Normally, the Fund will not expose more than 35% of its total assets to any one foreign currency.

     The Fund primarily focuses its investments on countries and markets that are U.S. trading partners and generally in currencies that, in the portfolio manager's opinion, are expected to appreciate versus the U.S. dollar based on an analysis of the global business cycle, relative economic fundamentals and economic policies. The Fund may also have negative exposure to foreign currencies that it expects to depreciate against the U.S. dollar. These negative exposures are usually obtained through the use of currency derivative contracts. All of the Fund's assets will normally be exposed to changes in the values of foreign currency against the U.S. dollar and, because the Fund uses derivatives, its exposure may often be equal to more than 100% of its net asset value.

     The Fund may invest a substantial portion of its assets in currency derivatives, including forward contracts, futures contracts and options. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. The Fund may buy and sell derivatives that trade on U.S. or foreign exchanges.

     When the market for a particular currency is small or relatively illiquid, the Fund may combine investments in forward contracts (including cross-currency forwards) or currency futures contracts (including currency index futures) with investments in U.S. dollar denominated short-term fixed-income instruments to seek an investment result that is substantially the same as a direct investment in a foreign-currency denominated instrument. The Fund may also use this strategy in other circumstances when the portfolio manager believes it will be more efficient than a direct currency-denominated investment.

     Other derivative investments may also be used to: help manage interest rate exposure; protect Fund assets; implement a cash or tax management strategy; enhance Fund returns; or obtain net long or net short exposures to selected interest rates, duration or credit risks. Those derivatives may include financial futures contracts (such as interest rate or bond futures), interest rate swaps, options on such futures and options on swap agreements. The portfolio manager considers various factors, including availability and cost, in deciding whether to use a particular instrument or strategy. From time to time, the Fund may use currency derivatives to try to hedge against currency exchange rate fluctuations but the Fund does not attempt to actively hedge its portfolio. Certain derivatives may create "leverage" if the potential return or loss on the instrument is disproportional to the amount invested.

     To try to reduce interest rate and credit risk, the Fund typically maintains a weighted average portfolio maturity of less than eighteen months. The Fund only buys money market instruments or other short-term corporate debt instruments that are rated in the top three ratings by U.S. nationally recognized ratings services, or unrated securities that the Fund considers to be of comparable in quality. These ratings limits do not apply to sovereign debt. At times, the Fund may invest in a basket of currency denominated investments to reduce its exposure to any one currency. If the portfolio manager considers a currency crisis to be likely, the Fund's investments may be concentrated in only a few currencies.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. These risks may be greater for investments in developing or emerging market countries.

     Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares.

     Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

     The portfolio manager's selection of foreign currency investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Risks of Fixed-Income Securities. Fixed-income securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, the issuers of debt securities may repay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Fixed Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Main Risks of Forward Contracts. The value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund losses on these contracts and to pay additional transaction costs.

     Main Risks of Futures Contracts. Futures contracts have historically been more volatile than stocks or bonds and to the extent that participants in the futures market decide to make or take delivery, market liquidity could be reduced.

     Special Risks of Options. If the Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if it sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. Options may involve economic leverage, which could result in greater price volatility than other investments.

     Risks of Leverage. Derivatives may involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund's use of certain leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives that entail leverage, the Fund's share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments. The Fund has limits on the leverage ratio of its overall portfolio. The Fund is also subject to legal requirements that it must identify liquid assets on its books with respect to certain derivatives or engage in other measures to seek to reduce derivatives risks.

Who Is the Fund Designed For? The Fund may be appropriate for investors seeking total return in a currency managed investment. Those investors should be willing to accept the greater risks associated with investments in foreign currencies and in derivatives. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. Because the Fund had not commenced operations as of the date of this filing, it has no prior performance information. After the Fund begins investment operations, performance information, showing the variability of the Fund's returns, will be available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/CurrencyOpportunitiesFund.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager. Alessio de Longis has been the portfolio manager and Assistant Vice President of the Fund since its inception.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $10,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. The initial minimum may be reduced or waived for certain accounts of transactions.
     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Currency Opportunities Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CurrencyOpportunitiesFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR1365.001.0610